Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/07
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Trish O'Neill
214 North Tryon Street, 26th Floor
Vice President
Charlotte, North Carolina 28202
(212) 361-4401
www.usbank.com/abs
patricia.oneill3@usbank.com
489,520.02 17,405,815.91
11.78433950 167.47731840
Certificate
n/a 0.000000% 0.00 17,405,815.91 489,520.02 0.00 0.00
1,178,433.95 16,747,731.84
Factors per Thousand 178.43959660 0.82206130 10.96227820
17,843,959.66 82,206.13 1,096,227.82 0.00
A-II-2
92975RAC2 5.350000% 100,000,000.00
Ending
Factors per Thousand
Certificate
Rate
Class
Factors per Thousand
5.580000%
A-II-1
A-I-1
92975RAA6
92975RAB4 5.580000%
Cusip
178.43959659
Original
Certificate
Balance
400,000,000.00
0.85740227
Distribution Summary
750,000,000.00
Beginning
Certificate
Balance
72,691,875.92
181.72968980
133,829,697.44
12.09198978
8,221,708.64
Interest
349,284.46
0.87321115
643,051.70
10.96227819
Unpaid
Principal
Amount
0.00
0.00
Principal
4,836,795.91
Total
Distribution
5,186,080.37
12.96520093
11.81968045
Balance
169.63770003
125,607,988.80
167.47731840
Certificate
67,855,080.01
1,250,000,000.00
224,365,533.02
1,564,062.31
14,154,732.37
0.00
15,718,794.68
210,210,800.65
8,864,760.34
- Page 1 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/07
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Trish O'Neill
214 North Tryon Street, 26th Floor
Vice President
Charlotte, North Carolina 28202
(212) 361-4401
www.usbank.com/abs
patricia.oneill3@usbank.com
0.00
989,368.56
52,416,295.49
0.00
51,426,926.93
-5,359,152.09
6,348,520.65
52,416,295.49
Total
Excluded*
n/a n/a 0.00 51,426,926.93 -5,359,152.09 6,348,520.65 0.00 989,368.56
37,705,596.44
Pool II
Excluded*
n/a n/a 0.00 36,959,927.54 -4,046,303.55 4,791,972.45 0.00 745,668.90
14,710,699.05
Pool I
Balance
Excluded*
n/a n/a 0.00 14,466,999.39 -1,312,848.54 1,556,548.20 0.00 243,699.66
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Amortization
Original
Beginning
Total
Excluded Balance
Rapid
- Page 2 -
Bond Interest Information
Type of
Certificate
Senior/Variable
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated June 25, 2003
92975RAC2
n/a
WAC Rate
Class Net
13.75665%
LIBOR/Auction
5.32000%
5.32000%
5.35000%
- - -
31/360 n/a
n/a
n/a
Class
S & P
Fitch
Original Rating* Original Rating*
Original Rating
A-I-1
A-II-1
A-II-2
Certificate
Moody's
12.58305%
Accrual
13.75665%
Aaa AAA
Aaa AAA
Aaa AAA
- - -
Cusip
92975RAA6
92975RAB4
Period
31/360
31/360
- Page 3 -
Bond Interest Information
Class
A-II-1
A-II-2
349,284.46 A-I-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
Interest Due
Interest Carryforward
Interest Carryforward
92975RAA6 0.00 0.00
92975RAB4 643,051.70 0.00 0.00
92975RAC2 82,206.13 0.00 0.00
0.00
0.00
0.00
- Page 4 -
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
14,036,763.70
0.00
0.00
117,968.67
0.00
0.00
1,692,846.06
0.00
0.00
0.00
14,154,732.37
0.00
0.00
0.00
4,836,795.91
0.00
0.00
5,385,214.44
0.00
0.00
0.00
0.00
117,968.67
0.00
0.00
10,462,363.99
548,418.53
0.00
0.00
548,418.53
4,718,827.24
0.00
0.00
0.00
1,144,427.53
9,317,936.46
0.00
0.00
0.00
Pool I
Pool II
Total
1,144,427.53 1,692,846.06
0.00
9,317,936.46
0.00
0.00
0.00
15,847,578.43
Collection Activity
0.00
- Page 5 -
Beginning Collateral Balanc
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Gross WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
Pool I
Collateral Information
231
5,614,831.12
5,614,831.12
0.00
0.00
462,387.71
8.369%
Periodic Information
Pool II
Total
78,306,707.04
73,469,911.13
184
47
52.566%
-
0.00
163,464,641.89
154,146,705.43
0.00
1,528,740.31
8.334%
180
52
50.555%
-
-
-
241,771,348.93
227,616,616.56
0.00
1,991,128.02
8.345%
51.215%
-
-
Original Information
14,541
4.273%
232
1,250,033,330.44
23,842
4.274%
850,033,296.68 400,000,033.76
9,301
4.276%
0.00
17,405,815.91
17,405,815.91
0.00
0.00
11,790,984.79
11,790,984.79
0.00
8,706,265.57 2,820,730.83 5,885,534.74
Overcollateralization Information
- Page 6 -
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
Additional Account Activity
Pool I
Pool II
Total
0.00
0.00 0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
- Page 7 -
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
#
$
797,852.09 8
$
%
$
#
#
8 300,707.70
6 278,649.19
1
3
101,813.92
22
159,411.72
1,524,925.46
106,658.76
80,539.78
2
2
%
1.086%
2.076%
0.379%
0.145%
0.110%
0.139%
0.217%
68,021.16 1
%
0.409%
0.093%
Pool I
Delinquency Information
- Page 8 -
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
#
$
%
13 617,312.32
Delinquency Information
Pool II
0.840%
9 1,034,166.66 1.408%
1 258,443.56 0.352%
2 184,759.88 0.251%
0 0.00 0.000%
5 2,039,357.39 2.776%
30 4,134,039.81 5.627%
#
$
%
14 1,219,181.00 1.659%
#
$
%
2 189,475.30 0.258%
- Page 9 -
3 Largest Mortgage Loan Balances
Servicing Fee Additional Balances created during the first
Enhancer Premium Rapid Amortization Period
Indenture Trustee Expenses Additional Balance Increase Amount payable
Paying Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Liquidation Loss Amount %
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Revolving (Yes / No) Net Excess Spread
Managed Amortization (Yes / No) Net Excess Spread % - Current
Rapid Amortization (Yes / No)
Net Excess Spread % - 2 mth avg
Net Excess Spread % - 3 mth avg
Percentage Interest - Class A-I-1
Percentage Interest - Class A-II-1
Percentage Interest - Class A-II-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
7.967%
7.298%
7.145%
32.280%
59.753%
Additional Reporting Items
Pool I
Pool II
18,959.21
No
No
Yes
Additional Information
Amortization Period
32,627.79
9,086.48
0.00
0.00
41,714.28
0.00
87,069.47
Fees
0.00
68,110.27
0.00
1,128,140.05
0.00
0.00
0.00
Yes
Yes
Yes
No
No
0.159%
0.00
0.00
1,409,092.37
7.293%
- Page 10 -